                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                  Merchants Capital Corporation, Vicksburg, MS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

                  None
--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

             MERCHANTS CAPITAL CORPORATION, VICKSBURG, MISSISSIPPI

                    TO THE HOLDERS OF SHARES OF COMMON STOCK


         NOTICE IS HEREBY GIVEN that pursuant to call of its Directors, the Annual Meeting of Shareholders of Merchants Capital Corporation (the "Corporation") will be held in the Board Room of Merchants Bank, third floor of the main office, 820 South Street, Vicksburg, Mississippi, on April 15, 1997 at 4:30 P.M., local time, for the purpose of considering and voting upon the following matters:

         1.      To set the number of Directors to be elected at 15.

         2. To elect 15 Directors to hold office for a term of one year or until their successors are elected and qualified.

         3. To approve the adoption of the Incentive Stock Option Plan of 1997 reserving for issuance pursuant to stock options 25,000 shares of Common Stock of the Corporation (representing 3.53% of the issued shares as of December 31, 1996).

         4. Whatever other business may be properly brought before the meeting or any adjournments thereof.

         Only those shareholders of record at the close of business on February 28, 1997 shall be entitled to notice of the meeting and to vote at the meeting.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING IN PERSON, PLEASE DATE, SIGN, AND RETURN PROMPTLY THE ACCOMPANYING PROXY. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.


                                            By Order of the Board Of Directors


Date: March 25, 1997                        ----------------------------------
                                            Howell N. Gage,
                                            Chairman of the Board

                         MERCHANTS CAPITAL CORPORATION
                                820 SOUTH STREET
                          VICKSBURG, MISSISSIPPI 39180
                                 (601) 636-3752

                                PROXY STATEMENT

         This statement is furnished in connection with the solicitation by the Board of Directors of Merchants Capital Corporation, Vicksburg, Mississippi (the "Corporation"), of Proxies for the Annual Meeting of Shareholders (the "Annual Meeting") to be held in the Board Room of Merchants Bank, third floor of the main office, 820 South Street, on April 15, 1997, at 4:30 P.M., local time, and any adjournments thereof, for the purposes stated below. It is anticipated that the Proxy Statement and Proxy first will be sent or given to shareholders on March 25, 1997.

         Holders of record of the Corporation's Common Stock, par value $5.00 per share (the "Common Stock"), as of February 28, 1997, (the "Record Date") are entitled to vote at the Annual Meeting or any adjournments thereof. On February 28, 1997, there were 707,516 shares of Common Stock outstanding and of this total, 122,511 shares (17.32%) of the Common Stock of the Corporation were held in various trust accounts by the Trust Department of the Corporation's wholly-owned subsidiary, Merchants Bank, (the "Bank"), in a fiduciary capacity as trustee. It is expected that these 122,511 shares (17.32%) will be voted in favor of the proposal to fix the number of Directors to be elected at fifteen
(15); the elections of the nominees listed on pages 6 through 7; and approval of the Incentive Stock Plan of 1997. The Corporation's insiders control approximately 27.41% of the voting Common Stock outstanding and management is uncertain as to how these shares will be voted on the various proposals.

         Shareholders of the Corporation have cumulative voting rights. This means that a shareholder, as provided for by law, has the right to vote the number of shares owned by him for as many persons as there are Directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of Directors to be elected multiplied by the number of such shares shall equal, or to distribute them on the same principle among as many candidates as he thinks fit; and, in deciding all other questions, each shareholder will be entitled to one vote for each share held by him.

         Pursuant to Mississippi law, directors are elected by a plurality of the votes cast in the election of directors. A "plurality" means that the individuals with the largest number of favorable votes are elected as directors, up to the maximum number of directors to be chosen at the meeting.

                                      (1)

         Pursuant to Mississippi law, action on a matter (other than the election of directors) is approved if the votes cast favoring the action exceed the votes cast opposing that action, unless the Corporation's Articles of Incorporation or Mississippi law specifically requires a greater number of affirmative votes on a particular matter. Broker non-voters and shareholder abstentions are not counted in determining whether or not a matter has been approved by shareholders.

         Any person giving a Proxy has the right to revoke it at any time before it is exercised. A shareholder may revoke his Proxy by personally appearing at the Annual Meeting or by written notification to the Corporation which is received prior to the exercise of the Proxy. All properly executed Proxies, if not revoked, will be voted as directed. On all matters proposed by the Board of Directors, and, if the shareholder does not direct to the contrary, the shares will be voted "For" as stated below. The Corporation will act as its own solicitation agent for Proxies. Directors, officers, and employees of the Corporation and Bank may also solicit Proxies for the Corporation's Annual Meeting. The cost of soliciting Proxies will be borne by the Corporation.

                         ITEM ONE - NUMBER OF DIRECTORS

         The number of Directors to be elected at the Annual Meeting will be determined under Mississippi law by the vote of shareholders. The Board of Directors recommends that the number of Directors be set at fifteen (15), and it is the intent of the persons named in the Proxy to vote such Proxy "FOR" the proposal. The proposal will be ratified if the votes cast favoring the number of Directors exceed the votes cast opposing it.

                        ITEM TWO - ELECTION OF DIRECTORS

         The Board of Directors, by a vote of a majority of the full Board, nominates the persons named below for election to serve as Directors until the 1998 Annual Meeting of Shareholders and until their successors have been elected and qualified. It is the intent of the persons named in the Proxy to vote such Proxy "For" the election of the nominees listed below, unless otherwise specified in the Proxy. In the event that any such nominee should be unable to accept the office of Director, which is not anticipated, it is intended that the persons named in the Proxy will vote for the election of such person in the place of such nominee as the Board of Directors may recommend.



                                      (2)

          ITEM THREE - ADOPTION OF INCENTIVE STOCK OPTION PLAN OF 1997

The Board of Directors has approved and submits to the shareholders for approval the Incentive Stock Option Plan of 1997 (the "1997 Plan") for the purpose of securing and retaining for the Corporation and its subsidiaries top management of outstanding ability and making it possible to offer them an increased incentive, in the form of a stock ownership interest in the Corporation. A copy of the 1997 Plan is attached hereto as Exhibit 1. The statements made in this Proxy Statement with respect to the 1997 Plan, are qualified by and subject to the more complete information set forth in the attached plan. The 1997 Plan provides for the granting of options to purchase for cash an aggregate of not more than 25,000 shares of the Common Stock of the Corporation (subject to adjustments in the event of a consolidation or other corporate reorganization in which the Corporation is the surviving corporation), which represents 3.53% of the issued shares of the Common Stock as of December 31, 1996. Neither the dollar value nor the number of units which may be received by participants under the 1997 Plan is set forth because such amounts are not determinable at this time. Options may be granted to key employees, including officers of the Corporation and its subsidiaries as may be designated by the Board of Directors. The Board of Directors will select persons to receive options from among the eligible employees, determine the types of options and the number of shares to award to the optionees, and set the terms, conditions and provisions of the options consistent with the terms of the 1997 Plan. The Board of Directors will also establish rules for the administration of the 1997 Plan.

Under the terms of the 1997 Plan, the Board of Directors may grant options to purchase Common Stock of the Corporation at a price which may not be less than the fair market value of the shares, as reasonably determined by the Board of Directors. The 1997 Plan does not permit the repricing of options or the grant of discounted options. Options may not be exercised later than ten (10) years after the date of grant. Subject to the limitations imposed by the provisions of the Internal Revenue Code, certain of the options granted under the 1997 Plan to key employees may be designated "Incentive Stock Options."

The options may be exercised upon the fifth anniversary of the grant thereof. An option must be exercised within three (3) months after termination of an employee's employment for any reason other than death or disability. Options must be exercised within twelve (12) months after termination of an employee's employment on account of permanent disability or after death when in the service of the Corporation or any of its subsidiaries. However, under no circumstances may an option be exercised after the expiration of the stated period of the option.


                                      (3)

Since the contemplated options are to be granted as incentives, no cash consideration will be received for the granting of the options. Payment in full of the option price must be made upon exercise of any option. The options are not transferrable by the employee who is granted the options except by will or by laws of descent and distribution.

The 1997 Plan provides for the use of authorized but unissued shares or treasury shares to satisfy options that are exercised. No options or awards may be granted under the 1997 Plan after April 15, 2002, but options or awards granted prior to April 15, 2002 may extend beyond that date. The 1997 Plan may be discontinued by the Board of Directors, but no termination may impair options or awards granted prior thereto.

Upon the occurrence of a change in control of the Corporation, each holder of an unexpired option under the 1997 Plan, will have the right to exercise the option in whole or in part without regard to the date that such option would be first exercisable and such right will continue, with respect to any such holder whose employment with the Corporation or its subsidiary terminates following a change in control, for a period ending on the earlier of the date of expiration of such option or the date which is three (3) months after such termination of employment.

The Board of Directors may alter or amend the 1997 Plan at any time. No amendment by the Board of Directors, however, may (i) increase the total number of shares reserved for purposes of the 1997 Plan, (ii) reduce the option price to an amount less than the fair market value at the time the option was granted, (iii) change the class of employees eligible to receive awards, (iv) extend the duration of the 1997 Plan, unless such amendment is approved by the shareholders. No amendment or alteration may impair the right of the employees who have been granted options with respect to options theretofore granted. The Board of Directors has the power to interpret the 1997 Plan and to make all other determinations necessary or advisable for its administration.

Neither the grant nor the exercise of an option designated as an incentive stock option results in any federal tax consequences to either the employee receiving the option or the Corporation. At the time the employee receiving the option sells shares acquired pursuant to the exercise of an Incentive Stock option, the excess in sales price over the exercise price will qualify as a capital gain, provided the applicable holding period is satisfied. If the employee receiving the option disposes of such shares within two (2) years from the date of grant or within one (1) year of the date of the exercise, an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the exercise price and sale price will be taxed as ordinary income


                                      (4)
and the Corporation will be entitled to a deduction in the same amount. The excess, if any, of the sale price over the sum of the exercise price and the amount taxed as ordinary income will qualify as capital gain if the applicable holding period is satisfied.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION OF ITEM THREE.





                                      (5)

                        INFORMATION CONCERNING NOMINEES

Name                         Age       Principal Occupation For                 Director of    Amount and Nature of     Percent of
                                       the Last Five Years and                  Corporation    Beneficial Ownership     Common Stock
                                       Bank or Corporation as                   Since          of Common Stock as       Beneficially
                                       Offices Currently Held                                  of 2/28/97 (a)           Owned (a)
------------------------------------------------------------------------------------------------------------------------------------
James E. Blackburn, Jr       52        President,                               1994           21,511(1)               3.04
                                       Blackburn Motor Company,
                                       Vicksburg, MS

Rodney E. Bounds             46        City Planner,                            1995           3,411                   0.48
                                       City of Vicksburg, MS

Michael J. Chaney            53        President, CEO,                          1994           1,299(2)                0.18
                                       Chaney Oil Company
                                       Vicksburg, MS

Howell N. Gage               49        Chairman and Chief                       1982           20,340(3)               2.87
                                       Executive Officer,                                      45,071(4)               6.37
                                       Merchants Bank and
                                       Merchants Capital Corporation,
                                       Vicksburg, MS

Dr. W. B. Hopson, Jr.        59        President,                               1981           2,284(5)                0.32
                                       The Street Clinic,
                                       Surgeon, Street Clinic and
                                       Parkview Regional Medical Center,
                                       Vicksburg, MS

Joel H. Horton               45        President and Chief                      1992           2,426(6)                0.34
                                       Operating Officer,
                                       Merchants Bank and
                                       Merchants Capital Corporation,
                                       Vicksburg, MS

C. Hays Latham               43        President and Owner,                     1994           7,984                    1.13
                                       L & H Investments, Inc.
                                       Vicksburg, MS

Martin S. Lewis              42        Executive Vice President,                1988            984                     0.13
                                       Anderson-Tully Company,
                                       Vicksburg, MS

Robert P. McConnell          58        President and Owner,                     1993           20,857(7)                2.95
                                       Rivertown Motors,
                                       Vicksburg, MS

Fred G. Peyton               53        President and Owner,                     1995            748(8)                  0.10
                                       Peyton Distributing Co., Inc.
                                       Vicksburg, MS

Robert E. Pickett            60        Superintendent,                          1994            254                     0.04
                                       Vicksburg Warren School District,
                                       Vicksburg, MS

Landman Teller, Jr.          55        Attorney-at-Law, Partner,                1992           1,961                    0.28
                                       Teller, Martin, Chaney,and Hassell,
                                       Vicksburg, MS


                                      (6)

                        INFORMATION CONCERNING NOMINEES

Name                          Age     Principal Occupation For             Director of        Amount and Nature of   Percent of
                                      the Last Five Years and              Corporation        Beneficial Ownership   Common Stock
                                      Bank or Corporation                  Since              of Common Stock as     Beneficially
                                      Offices Currently Held                                  of 2/28/97 (a)         Owned (a)
------------------------------------------------------------------------------------------------------------------------------------
Ernest G. Thomas              55      President and Owner,                 1982               50,014                 7.07
                                      Ernest Thomas Associates Realty
                                      Vicksburg, MS

James R. Wilkerson, Jr.       51      Executive Vice President             1992               458 (9)                0.06
                                      and Cashier, Merchants Bank,
                                      Secretary, Merchants Capital
                                      Corporation, Vicksburg, MS

Robert C. Wilkerson III       57      Executive,                           1984               14,351 (10)            2.03
                                      R.C. Wilkerson, Jones of
                                      Mississippi, Inc. (Insurance
                                      Agency). Vicksburg, MS

ALL DIRECTORS AND EXECUTIVE
 OFFICERS AS A GROUP                                                                         193,953 (11)           27.41









                                      (7)

                        INFORMATION CONCERNING NOMINEES

(a) Constitutes sole ownership unless otherwise indicated.

     (1) Includes 6,045 shares held as custodian for children and 2,200 share owned solely by spouse.

     (2)  Includes 177 shares owned jointly with spouse.

     (3)  Includes 467 shares held as custodian for children.

     (4) Represents 45,071 shares held by the Bank's Employee Stock Ownership Stock Bonus Plan and Trust, over which Mr. Gage has primary voting power, but no power of disposition. The individual allocation under this plan on behalf of Mr. Gage was not available at the time of mailing of the proxy materials; however, this amount is not expected to be materially different from the previous year.

     (5)  Includes 529 shares owned jointly with spouse.

     (6)  Includes 2,172 shares owned jointly with spouse.

     (7) Includes 20,540 shares owned by McConnell Partners, Ltd., of which Mr. McConnell is a limited partner and owns 37% of said partnership and his spouse owns 37% of said partnership.

     (8)  Includes 517 shares owned solely by spouse.

     (9)  Includes 29 shares owned solely by spouse.

     (10) Includes 3,701 shares owned solely by spouse.

     (11) As of February 28, 1997, all of the Directors and Executive Officers of the Corporation and the Bank as a group (consisting of 15 persons) beneficially owned, in the aggregate, 193,953 shares (27.41%) of Common Stock of the Corporation.

None of the Directors is a director of another company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Act"), or subject to the reporting requirements of
Section 15 (d) of the Act, or registered as an investment company under the Investment Company Act of 1940.



                                      (8)

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directions and executive officers to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock. Executive officers and directors are required by Securities and Exchange Commission Regulations to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation's knowledge, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1996 all Section 16(a) filing requirements applicable to the Corporation's executive officers and directors were complied with.

                             PRINCIPAL STOCKHOLDERS

The following table sets forth information concerning the number of shares of Common Stock of the Corporation held as of February 28, 1997, by the only shareholders who are known to management to be the beneficial owners of more than five percent (5%) of the Corporation's outstanding shares:


Name and Address            Amount and Nature of           Percent
of Beneficial Owner         Beneficial Ownership           of Class
--------------------        --------------------           --------
Thelma K. Blackburn               2,048 (1)                  0.28
1822 Edna Drive                   45,160 (2)                 6.41
Vicksburg, MS 39180

Howell N. Gage                    20,340 (3)                 2.87
6023 Castle Road                  45,071 (4)                 6.37
Vicksburg, MS 39180

Ernest G. Thomas                  50,014                     7.07
3318 Highland Drive
Vicksburg, MS 39180

______________________

(1)    Includes 2,048 shares owned solely.

(2) Represents 45,361 shares held in the Blackburn Marital Trust and the Blackburn Residuary Trust, as to which Thelma K. Blackburn has sole voting rights but no power of disposition.

(3)    Includes 467 shares held as custodian for children.

(4) Represents 45,071 shares held by the Bank's Employee Stock Ownership Stock Bonus Plan and Trust, over which Mr. Gage has


                                      (9)
       primary voting power and no power of disposition. The individual allocation under this plan on behalf of Mr. Gage, was not available at the time of mailing of the proxy materials; however, this amount is not expected to be materially different from the previous year.





                                      (10)

                      COMMITTEES OF THE BOARD OF DIRECTORS


         The Corporation and the Bank have, among other committees, a standing Audit Committee and Trust Committee which meet monthly, and an Executive Committee which meets twice a week.

         The Audit Committee oversees the operation of the Audit Department of the Bank, and reviews the work and findings of the Audit Department on a monthly basis. This Committee also approves modifications of most Bank policies other than lending policies. The Audit Committee met eleven (11) times during the year ended December 31, 1996. Dr. W. B. Hopson, Jr., C. Hays Latham, Robert P. McConnell, Robert E. Pickett, Landman Teller, Jr., and Rodney E. Bounds, are members of this Committee.

         The Executive Committee oversees the management of the Corporation and the Bank on a daily basis and acts on behalf of the Board of Directors on routine matters. This Committee also approves all extensions of credit from the Bank over $50,000. The Executive Committee met ninety-one (91) times during the year ended December 31, 1996. J. E. Blackburn, Jr., Ernest G. Thomas, Howell
N. Gage, Joel H. Horton, and R. C. Wilkerson III, are members of this Committee. In addition, two different members of the regular Board of Directors serve for a three-month period, rotating every quarter.

         The Trust Committee directs, supervises, reviews, and approves all actions and functions of the Trust Department. The Trust Committee met eleven
(11) times during the year ended December 31, 1996. Michael J. Chaney, Martin
S. Lewis, Fred G. Peyton, Joel H. Horton, and James R. Wilkerson, Jr., are members of this Committee.

         The Board of Directors of the Corporation met a total of twelve (12) times during the year ended December 31, 1996, (including regularly scheduled and special meetings). During 1996, all Directors, except Martin Lewis attended 75 percent or more of the total number of meetings of the Board of Directors and of Committees of the Board on which they served.

         The Directors of the Corporation are also Directors of the Bank.





                                      (11)

                               EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the Executive Officers of the Corporation and the Bank as of December 31, 1996:


   Name                     (Age)      Present Position
-----------------------     -----      ----------------
Howell N. Gage               (49)      Director of the Corporation
                                       and President of the Bank since 1982; Chairman and
                                       Chief Executive Officer of the Bank and the
                                       Corporation since 1992.


Joel H. Horton               (45)      Director of the Corporation
                                       and Bank since 1992;
                                       President and Chief
                                       Operating Officer of the
                                       Bank and the Corporation
                                       since 1992.

James R. Wilkerson, Jr.      (51)      Director and Secretary of
                                       the Corporation since 1992,
                                       Executive Vice President
                                       of the Bank since 1992, and
                                       Cashier of the Bank since
                                       1974.

____________________

No family relationships exist among the Executive Officers of the Corporation or the Bank.





                                      (12)

                           SUMMARY COMPENSATION TABLE


                              Annual Compensation
                              -------------------
 Name                                                   Other          All
 and                                                    Annual         Other
 Principal                                              Compen-        Compen-
 Position           Year     Salary ($)   Bonus ($)     sation($)      sation($)
---------------     ----    ------------  ---------    ----------     ----------
Howell N. Gage      1996      135,210      25,228      1278.00(2)     1,029(6)
Chairman                       11,598(1)                                N/A(7)
Bank and
Corporation

                    1995      125,004      25,200      1,087.50(2)    1,183(3)
                               11,301(1)                              1,183(4)
                                                                      1,875(5)
                                                                      1,176(6)
                    1994      117,504        --        1,337.50(2)    1,170(3)
                               10,990(1)                              1,170(4)
                                                                      2,152(5)
                                                                      1,128(6)

Joel H. Horton      1996       99,654      17,172      1,525.00(2)      N/A(7)
President
Bank and
Corporation

                    1995       91,254      16,800      1,112.00(2)      871(3)
                                                                        871(4)
                                                                      2,737(5)

_________________________________

(1)   Deferred Compensation
(2)   Automobile
(3)   Profit Sharing Plan Contribution
(4)   Employee Stock Ownership Plan Contribution
(5)   401-(k) Plan Contribution
(6)   Dollar value of insurance premiums paid by Corporation on behalf of Mr.
      Gage.
(7) The individual allocation under the plans listed in (3), (4) and (5) were not available at the time of mailing of the proxy materials; however, these amounts are not expected to be materially different from the previous year.

Directors' Fees

        The Directors of the Corporation and the Bank are paid $2,000 per year, plus $100 for each meeting attended. The non-officer Directors of the Corporation who are members of the Audit and Trust Committees of the Board of Directors also are paid $50 per committee meeting attended. Non-officer Directors who are non-rotating members of the Executive Committee also are paid $10,000 per year, plus $50 for each meeting attended. Directors who are rotating members of the Executive Committee are paid $100 per committee meeting attended.


                                      (13)

Profit Sharing Plan

        The Bank maintains a Profit Sharing Plan (the "Plan") for the benefit of all employees. The Plan was established on January 1, 1956, and amended January 1, 1986, with a plan year ending December 31. The Plan is administered by an Administrative Committee elected by the Board of Directors of the Bank. The duties of the Administrative Committee consist of making all decisions relative to investments and payments of Plan benefits. The Bank is trustee of the Plan and implements the decisions of the Administrative Committee.

        Contributions to the Plan are made from profits of the Bank at the direction of the Board of Directors. During the year ended December 31, 1996, $19,672.84 was contributed for the benefit of all Plan participants. Allocation to participants is based on the following point formula: three (3) points for each year of service and one (1) point for each $100 of salary earned. The amount of contributions allocated in 1996 to the accounts of Messrs. Gage, Horton, and Wilkerson were not available at the time of mailing of the proxy materials; however, these amounts are not expected to be materially different from the previous year.

        Eligibility for participation in the Plan becomes effective for the calendar year in which an employee completes at least 1,000 hours of service. The vesting schedule for all employee benefit plans is listed on page 16.

        Forfeitures arising out of the termination of employment are re-allocated among the remaining participants in the Plan. No forfeitures occur as a result of death, disability, or retirement.

        The method of payment to participants is at the discretion of the Administrative Committee, except in the case of the death of the participant, in which case a lump sum payment is made to the participant's designated beneficiary. A participant's interest must be paid out over a period not to exceed ten years.

        Since the contributions to the Plan are not actuarially computed, a participant has no assurance as to the amount which will be available upon retirement other than the balance in his or her individual account.




                                      (14)

Employee Stock Ownership Stock Bonus Plan and Trust

        An Employee Stock Ownership Stock Bonus Plan and Trust (the "ESOP") was adopted by the Board of Directors of the Corporation and the Bank on January 11, 1983, effective as of January 1, 1983, providing eligibility for all persons employed by the Corporation and the Bank who have worked a minimum of 1,000 hours during the year and are employed on December 31 of each year for which a contribution is made.

        Contributions to the ESOP for the year ended December 31, 1996, totaled $19,672.86. Each participant has an account which is maintained by the trustee of the ESOP, Howell N. Gage. Funds in each account will be invested in the Common Stock of the Corporation. The amount of retirement benefit is based upon the fair market value of the participant's account.

        Normal retirement age for the ESOP is sixty-five (65) years, but participants may be given early retirement within the ten-year period immediately preceding the normal retirement age. A participant becomes vested with respect to contributions made by the Corporation and the Bank according to the vesting schedule on page 13.

        The individual allocation of the contributions under the ESOP for 1996 on behalf of Messrs. Gage, Horton, and Wilkerson were not available at the time of mailing of the proxy materials; however, these amounts are not expected to be materially different from the previous year.

        ESOP participants will have the right to direct the voting of all Corporation stock in the fund allocated to their accounts. Any nonallocated stock will be voted in the discretion of the trustee.





                                      (15)

401 (k) Plan

        The Bank has established Merchants Bank 401 (k) Plan and Trust, effective July 1, 1989, to recognize and reward the efforts of its employees. Employees (including executive officers of the Corporation who are also employees of the Bank) who have completed 1 year of service are eligible to participate in the Plan. Employees may become participants in the Plan on the first day of the month coinciding with or next following the date they satisfy the eligibility requirements. Participants may elect to defer a percentage of their compensation each year instead of receiving that amount in cash. This percentage, however, may not exceed the limitations prescribed by law. Additionally, the total deferrals of a participant in any calendar year or plan year may not exceed a dollar limit which is set by law. The limit for 1996 was $9,500. Each year the Bank will contribute to the Plan a matching contribution equal to 50% of the amount of the salary reduction each participant elected to defer. In applying this matching percentage, only salary reduction up to 6% of the participant's compensation will be considered. In addition, the Employer may make discretionary contributions for each plan year in an amount to be determined each year by the Employer.

        All salary deferral contributions are 100% vested. All of the Employer's discretionary contributions and matching contributions are subject to the vesting schedule on page 16.

        Participants are allowed to withdraw vested benefits in the event of death, disability, termination of employment, or in the event of undue financial hardship. The Plan has a normal retirement date of 65 years of age. The bank's contributions to the 401 (k) Plan for the year ended December 31, 1996, totaled $63,697.66. The individual allocation of the contributions to the 401 (k) for 1996 on behalf of Messrs. Gage, Horton, and Wilkerson were not available at the time of mailing of the proxy materials; however, these amounts are not expected to be materially different from the previous year.





                                      (16)

Vesting Schedule for All Employee Benefit Plans (1)

If his completed Years                 The vested           The percentage
of Credited Service                   percentage of         of his share
shall have been                     his share shall be     to be forfeited
----------------------------        ------------------     ---------------
less than 3 years                            0%                  100%
3 full years but less than 4                20%                   80%
4 full years but less than 5                40%                   60%
5 full years but less than 6                60%                   40%
6 full years but less than 7                80%                   20%
7 full years and more                      100%                    0%

(1) Messrs. Gage, Horton, and Wilkerson all have 7 or more years of credited service and, thus, are fully vested.


                      CERTAIN TRANSACTIONS WITH MANAGEMENT

        During the fiscal year, and up to the date of this Proxy Statement, extensions of credit, both direct and indirect, to individual Directors, executive officers, and principal shareholders of the Corporation, and their associates, were made only in the ordinary course of the Bank's business; terms, interest rates, and collateral requirements were substantially the same for comparable transactions with other persons doing business with the Bank. These extensions of credit, in the opinion of the Bank's management, do not involve more than the normal risk of collectibility or present any other unfavorable features. At December 31, 1996, the aggregate amount of such loans and extensions of credit outstanding was approximately $ 6,589,172.18.

        For the calendar year 1996, R. C. Wilkerson, Jones of Mississippi Inc., of which Mr. R. C. Wilkerson III, a Director, is President, was paid $ 95,893.00 in insurance premiums by the Bank. The Board of Directors believes this payment was reasonable and comparable to or lower than premiums charged by other insurance agencies who customarily provide such service.





                                      (17)

                         INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors has appointed May & Co., Vicksburg, Mississippi, a firm of independent certified public accountants, as auditors for the fiscal year ending December 31, 1996, and until their successors are selected. May & Co. have been auditors for the Corporation since April 16, 1991.

        The Corporation has been advised that neither the firm nor any of its partners has any direct or any material indirect financial interest in the securities of the Corporation or any of its subsidiaries, except as auditors and consultants on accounting procedures and tax matters. The Board does not anticipate that representatives of May & Co. will attend the Annual Meeting.


                                 OTHER MATTERS

        The Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the Notice of Annual Meeting of Shareholders, nor does it know of any matters to be brought before the Annual Meeting by others. If, however, any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with the judgment of the Board on any such matters.

        THE ANNUAL REPORT OF THE CORPORATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, IS ENCLOSED. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL. ANY SHAREHOLDER WHO HAS NOT RECEIVED AN ANNUAL REPORT MAY OBTAIN ONE FROM THE CORPORATION. THE CORPORATION ALSO WILL PROVIDE, ON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SHAREHOLDERS WISHING TO RECEIVE A COPY OF THE ANNUAL REPORT ON FORM 10-K ARE DIRECTED TO WRITE TO THE UNDERSIGNED AT THE ADDRESS OF THE CORPORATION. IT IS ANTICIPATED THAT THE FORM 10-K WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OR ABOUT MARCH 25, 1997.





                                      (18)

                       PROPOSALS FOR 1998 ANNUAL MEETING


        Any shareholder who wishes to present a proposal at the Corporation's next Annual Meeting, now scheduled for April 21, 1998, and who wishes to have the proposal included in the Corporation's Proxy Statement and form of Proxy for that meeting, must submit the proposal to the undersigned at the address of the Corporation no later than November 18, 1997.

        THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

                                            By Order of the Board of Directors




Dated: March 25, 1997
                                            -----------------------------------
                                            Howell N. Gage
                                            Chairman of the Board





                                      (19)

                                                                      EXHIBIT 1


                       MERCHANTS CAPITAL CORPORATION AND
                                 MERCHANTS BANK
                      INCENTIVE STOCK OPTION PLAN OF 1997


        1.   Purpose of Plan

             The purpose of this Stock Option Plan ("Plan") is to aid Merchants Capital Corporation (the "Corporation") and Merchants Bank (the "Bank") in securing and retaining top management Key Employees of outstanding ability by making it possible to offer them an increased incentive, in the form of a proprietary interest in the Corporation, to join or continue in the service of the Corporation and/or the Bank and to increase their efforts for its welfare and success.

        2.   Definitions

        As used in this Plan, the following words shall have the following meanings:

        (a)  "Board" means the Board of Directors of the Corporation;

        (b)  "Code" means the Internal Revenue Code of 1986, as amended;

        (c) "Common Stock" means the $5.00 par value common stock of Merchants Capital Corporation;

        (d) "Bank" means Merchants Bank, a Mississippi corporation, which is a wholly-owned subsidiary of Merchants Capital Corporation;

        (e) "Corporation" means Merchants Capital Corporation, a Mississippi corporation with its principal office located at Vicksburg, Mississippi:

        (f) "Disability" means the Participant's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months;

        (g) "Incentive Stock Option" means a stock option to purchase shares of Common Stock, which is intended to qualify as an incentive stock option defined in Code Section 422;

        (h) "Key Employee" means any person in the regular full-time common law employment of the Corporation or any Subsidiary including the Bank, as an executive or non-executive officer thereof, who in the opinion of the Board, is or is expected to be primarily responsible for the management, growth or protection of some part or all of the business of the Corporation;

        (i)  "Option" means an Incentive Stock Option;

        (j) "Parent" means any corporation in an unbroken chain of corporations if each of the corporations owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain;

        (k) "Participant" means a person to whom an Option is granted that has not expired and ceased to be exercisable under the Plan; and

        (l) "Subsidiary" means any corporation other than the Corporation in an unbroken chain of corporations beginning with the Corporation if each of the corporations other than the last corporation in the unbroken chain owns fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        3.   Administration of Plan

        The Plan shall be administered by the Board. In the event that a director of the Board is eligible to be selected for the grant of an Option, during such membership as a director, such director shall recuse himself and not participate in the discussion nor vote on the award of the Option to him. The Board shall have power and authority to administer, construe and interpret the Plan, to make rules for carrying it out and to make changes in such rules.

        4. Granting of Options and $100,000 Limitation

        The Board may from time to time grant Options under the Plan to such Key Employees and subject to the limitations of paragraph (a) of Section 7, for such number of shares as the Board may determine after receiving recommendations from the compensation committee or the executive officers of the Bank or other Subsidiary that employs the Participant. Subject to the provisions of the Plan, the Board may impose such terms and conditions as it deems advisable on the grant of an Option. Any of the foregoing to the contrary notwithstanding, the following limitations shall apply to the grant of any Incentive Stock Option:

        (a) The aggregate fair market value, determined at the time the Incentive Stock Option is granted, of the stock exercised by a Participant for the first time during any calendar year shall not exceed $100,000.

        (b) Any Option granted to a Participant, who immediately before such grant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock either of the Corporation or any Subsidiary shall not be an Incentive Stock Option, unless (i) at the time such Option is granted the Option price per share is not less than one hundred ten percent (110%) of the optioned stock's then fair market value; and (ii) the Option shall not be exercisable after the expiration of five (5) years from the date of the grant of the Option.

        5. Terms of Options

        The terms of each Option granted under the Plan shall be as determined from time to time by the Board and shall be set forth in an Incentive Stock Option Agreement in a form attached hereto as Exhibit "A" and approved by the Board; provided, however, the terms of such agreement shall not exceed the following limitations:

        (a) Subject to paragraph (b) of Section 4 with regard to 10% owners, the Option price per share shall not be less than one hundred percent (100%) of the fair market value of the optioned stock at the time the Option is granted.

        (b) Subject to paragraph (e) of this Section, the Option shall be exercisable in whole or in part from time to time during the period beginning on date of grant of the Option, and ending no later than the expiration of ten
(10) years from the date of grant of the Option, unless an earlier expiration date shall be stated in the Option or the Option shall cease to be exercisable pursuant to paragraph (d) of this Section 5.

        (c) Payment in full of the Option price for shares purchased pursuant to an Option shall be made upon exercise of the Option (in whole or in part) and shall be made in cash.

        (d) If a Participant's employment with the Corporation, the Bank or other Subsidiary terminates, the following rules shall apply:

             (i) If a Participant's employment with the Corporation, the Bank or other Subsidiary terminates other than by reason of the Participant's death, disability or retirement after reaching age 65, the Participant's Option shall thereupon expire and cease to be exercisable upon the expiration of the earlier of ten (10) years from the date of grant of the Option, or three (3) months from the date of such termination.

             (ii) If the Participant's employment with the Corporation, the Bank or other Subsidiary terminates by reason of his death, the Participant's Option shall terminate and cease to be exercisable upon the expiration of the earlier of ten (10) years from the date of grant of the Option, or one (1) year from the date of death. Such Option may be exercised by the duly appointed personal representative of the deceased Participant's estate.

             (iii) If a Participant's employment with the Corporation, the Bank or other Subsidiary terminates by reason of Disability, the Participant's Option shall terminate and cease to be exercisable upon the expiration of the earlier of ten (10) years from the date of grant of the Option, or one (1) year from the date of such termination in the case of disability.

             (iv) If a Participant's employment with the Corporation, the Bank or other Subsidiary terminates by reason of retirement after reaching age 65 (other than for Disability), the Participant's Option shall expire and cease to be exercisable upon the expiration of the earlier of ten (10) years from the date of grant of the Option, or three (3) months from the date of such termination.

             (v) Notwithstanding anything contained herein to the contrary, if a Participant's employment with Corporation, the Bank or other Subsidiary is terminated for cause (fraud, embezzlement, failure to perform job responsibilities, etc.) as determined by the Board, in the Board's sole discretion, or if a Participant competes with the Corporation, the Bank or other Subsidiary, any Option granted to that Participant shall be immediately revoked and terminated and the Participant shall have no further rights under this Plan. For purposes of this Plan, competition with the Corporation, the Bank or other Subsidiary shall include direct or indirect ownership of or employment with a financial services business within a 100 mile radius of any office operated by the Corporation, the Bank or other Subsidiary.

        (e)  The options granted hereunder, except as noted in this paragraph
(e) below (pertaining to change of control), shall vest and be exercisable on the fifth anniversary of the grant hereof.

        In the event that the Corporation has a change of control in which 51% or more of the stock of the Corporation is acquired or the Corporation is merged or consolidated with another corporation in an acquisition transaction or the Corporation sells substantially all of the assets of the Corporation, the Bank or Subsidiary which employs the Participant is merged or consolidated with another Bank or Subsidiary not owned at least 50% by the Corporation or its Subsidiary or such Bank or Subsidiary has a change of control in which 51% or more of the stock of the Bank or Subsidiary is acquired or such transaction, the vesting schedule set forth above shall not be applicable and the holder of any options granted hereunder shall be 100% vested in such options, subject to the other terms and conditions herein.

        6.   Exercise of Options

        The holder of an Option who decides to exercise the Option in whole or in part shall give notice to the Secretary of the Corporation of such exercise in writing on a form approved by the Board. Any exercise shall be effective as of the date specified in the notice of exercise, but not earlier than the date the notice of exercise and payment in full of the Option price is actually received and in the hands of the Secretary of the Corporation.

        7. Limitations and Conditions

        (a) The total number of shares of Common Stock that may be optioned as Incentive Stock Options under the Plan is twenty-five thousand (25,000) shares of Merchants Capital Corporation's $5.00 par value common stock. Such total number of shares may consist, in whole or in part, of unissued shares or reacquired shares. The foregoing numbers of shares may be increased or decreased by the events set forth in Section 9.

        (b) There shall be no limitations on the amount of shares of Common Stock that may be optioned as Incentive Stock Options under the Plan as set forth in Section 7(a) above, on an annual basis. The amount of shares to be optioned, within the total limitation set forth in Section 7(a) above, shall be determined solely at the discretion of the Board as set forth herein. If there is a proposed acquisition, merger, change of control or other takeover of the Corporation, the Bank or other Subsidiary that employs the Participant as defined in Section 5(e) of this Plan, the Board, at its sole discretion, may issue any options authorized under this Plan but unissued prior to such time.

        (c) Any shares that have been optioned that cease to be subject to an Option (other than by reason of exercise of the Option) shall again be available for option and shall not be considered as having been theretofore optioned.

        (d) No Option shall be granted under the Plan after April 15, 2002, (5 years after the effective date), and the Plan shall terminate on such date, but Options theretofore granted may extend beyond that date in accordance with the Plan. At the time an Option is granted or amended or the terms or conditions of an Option are changed, the Board may provide for limitations or conditions on the exercisability of the Option.

        (e) An Option shall not be transferable by the Participant otherwise than by Will or by the laws of descent and distribution. During the lifetime of the Participant, an Option shall only be exercisable by the Participant.

        (f) No person shall have any rights of a stockholder as to shares under option until, after exercise of the Option, such shares shall have been recorded on the Corporation's official stockholder records as having been issued or transferred.

        (g) The Corporation shall not be obligated to deliver any shares until there has been compliance with such laws or regulations as the Corporation may deem applicable. The Corporation shall use its best efforts to effect such compliance. In addition to the foregoing and not by way of limitation, the Corporation may require that the person exercising the Option represent and warrant at the time of such exercise that any shares acquired by exercise are being acquired only for investment and without any present intention to sell or distribute such shares, if, in opinion of counsel for the Corporation, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency.

        8.   Transfers and Leaves of Absence

        For the purposes of the Plan: (a) a transfer of a Participant's employment without an intervening period from the Corporation to a Subsidiary or vice versa, or from one subsidiary to another or from parent to Subsidiary or vice versa, shall not be deemed a termination of employment, and (b) a Key Employee who is granted in writing a leave of absence of no more than ninety
(90) days, or if more than ninety (90) days, which guarantees his or her employment with the Corporation, the Bank or other Subsidiary at the end of such leave, shall be deemed to have remained in the employ of the Corporation, the Bank or other Subsidiary during such leave of absence.

        9.   Stock Adjustments

        In the event of any merger, consolidation, stock dividend, split-up, combination or exchange of shares or recapitalization or change in capitalization, the total number of shares set forth in paragraph (a) of
Section 7 shall be proportionately and appropriately adjusted. In any such case, the number and kind of shares that are subject to any Option (including any Option outstanding after termination of employment) and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid thereto upon the exercise of the Option. The determination by the Board as to the terms of any of the foregoing adjustments shall be conclusive and binding.

        10.  Amendment and Termination

        (a) The Board shall have the power to amend the Plan, including the power to change the amount of the aggregate fair market value of the shares for which any Key Employee may be granted fair market value of the shares for which any Key Employee may be granted Incentive Stock Options under Section 4 to the extent provided in Code Section 422. It shall not, however, except as otherwise provided in the Plan, increase the maximum number of shares authorized for the Plan, nor change the class of eligible employees to other than Key Employees, nor reduce the basis upon which the minimum Option price is determined, nor extend the period within which Options under the Plan may be granted, nor provide for an Option that is exercisable during a period of more than ten (10) years from the date it is granted. It shall have no power (without the consent of the person or person at the time entitled to exercise the Option) to change the terms and conditions of any Option after the Option is granted in a manner that would adversely affect the rights of such persons except to the extent, if any provided in the Option.

        (b) The Board may suspend or terminate the Plan at any time. No such suspension or termination shall affect Options then in effect.

        11. No Employment Right

        The grant of an Option hereunder shall not constitute an agreement or understanding, expressed or implied, on the part of the Corporation, a Parent or any Subsidiary, to employ the Participant for any specified period and shall not confer upon any employee the right to continue in the employment of the Corporation, any Parent or any Subsidiary, nor affect any right which the Corporation, a Parent or Subsidiary may have to terminate the employment of such employee.

        12. Effective Date

        The Plan is adopted on and shall be effective as of ___, 1997.



                                          -----------------------------------
                                          Secretary

                                                                       EXHIBIT A

                MERCHANTS CAPITAL CORPORATION AND MERCHANTS BANK
                     INCENTIVE STOCK OPTION AGREEMENT UNDER
                      INCENTIVE STOCK OPTION PLAN OF 1997


        THIS AGREEMENT, made this day of _______, 19______, by and between Merchants Capital Corporation ("Corporation") with its principal office located at 820 South Street, Vicksburg, Mississippi; Merchants Bank ("Bank"); and Joel
H.  Horton ("Participant"), of Vicksburg, Mississippi.

WITNESSETH:

        WHEREAS, the Corporation on ___, 1997, adopted, by action of its Shareholders, the "Merchants Capital Corporation, Merchants Bank Incentive Stock Option Plan of 1997" ("Plan"), effective ___,1997; and

        WHEREAS, under such Plan, certain shares of the Corporation are made available for purchase by Key Employees of the Corporation or the Bank which is a subsidiary of the Corporation through the grant of options; and

        WHEREAS, the Participant is an employee of the Bank and is Key Employee under the Plan, and therefore, eligible for the grant of stock options thereunder; and

        WHEREAS, the Board of Directors of the Corporation under the Plan has determined that the Participant shall be granted certain options under the Plan as an incentive to his continued superior performance as an employee of the Corporation.

        NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

        1.   Grant of Option. The Corporation hereby grants to the Participant
an option ("Option") to purchase   (  ) shares of the $5.00 par value common
stock of the Corporation, upon the terms and condition set forth below and in the Plan document. The date of such grant is the date of this Agreement. The number of Options specified above in this paragraph shall be adjusted as provided in Section 9 of the Plan.

        2. Option Price. The Option shall be exercisable at the price of ___($__) per share, which price has been determined by the Board to be at least one hundred percent (100%) or one hundred ten percent (110%) for a 10% shareholder of the fair market value of such shares as of the date of this Agreement.

        3. Terms of Purchase. The purchase of any shares pursuant to the Participant's exercise of the Option shall be for cash, payable in full upon such exercise.

        4. Period of Option. The Option shall be exercisable over the period described below.

        (a) Earliest Date of Exercise. The Option granted hereby shall become first exercisable as the Option is vested as provided in Section 5 hereof; provided, however, in no event shall any shares be available for purchase hereunder prior to the date on which the Plan is approved by the stockholders of the Corporation; provided, further, however, in no event shall the number of shares available for purchase hereunder increase beyond that available on the date of the Participant's termination of employment with the Corporation (as defined under the Plan), irrespective of the date on which the Option shall expire under paragraph (b) of this Section 4.

        (b) Latest Date of Exercise. In no event shall any shares be available for purchase hereunder and the Option shall expire upon the earlier of (i) ten years from the date of grant of the Option or five years from the date of grant of the Option in case the Participant is already a 10% shareholder of the Corporation, and (ii)(A) in the event of the Participant's termination of employment with Corporation or Bank for any reason other than death or disability (as defined under the Plan), upon the expiration of three (3) months from the date of such termination; (B) in the event of the Participant's termination of employment as aforesaid by reason of his disability, upon the expiration of one (1) year from the date of such termination; or (C) in the event of the Participant's termination of employment as aforesaid by reason of his death, upon the expiration of one (1) year from this date of death. Notwithstanding to the contrary herein, if the employment of Participant is terminated for cause or if the Participant competes with the Corporation or the Bank as provided in the Plan, this Option is immediately revoked and terminated.

        (c) Prior Outstanding Options. This Option is exercisable despite the existence of any other incentive option (defined under Section 422) which was granted to the Participant, before the granting of this Option, and which earlier incentive stock option is for the purchase of shares in the Corporation or in a corporation which at the date of grant hereunder is a Parent (as defined under the Plan) or as Subsidiary (as defined under the Plan) or a predecessor of any of such corporations.

        5. Vesting. The options granted hereunder may be exercised by the participant on the fifth anniversary of the grant thereof.

        In the event that t the Corporation has a change of control in which 51% or more of the stock of the Corporation is acquired or the Corporation is merged or consolidated with another corporation in an acquisition transaction or the Corporation sells substantially all of the assets of the Corporation, or the Bank which employs the Participant is merged or consolidated with another Bank not owned at least 50% by the Corporation or its Subsidiary or such Bank has a change of control in which 51% or more of the stock of the Bank is acquired or such Bank sells substantially all of its assets, then immediately prior to any such transaction, the vesting schedule set forth above shall not be applicable and the holder of any options granted hereunder shall be 100% vested in such options, subject to the other terms and conditions herein.

        6. Nontransferability. The Option is not transferable by the Participant, in whole or in part, to any person, except by Will or by any applicable law of descent and distribution. The Option shall not be exercisable, in whole or in part, during the lifetime of the Participant by any person other than the Participant.

        7. Construction. The Option is intended to qualify for treatment as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended, and any question arising hereunder shall be resolved, where possible, consistent with such intention. This Agreement shall be construed in accordance with the laws of the State of Mississippi.

        8. No Contract of Employment. Neither this Agreement, nor the Plan, shall be construed to constitute an agreement or understanding, expressed or implied, on the part of the Corporation or the Bank, or Parent or any Subsidiary, to employ the Participant for any specified period and shall not confer upon any employee the right to continue in the employment of the Corporation, the Bank, and Parent or any Subsidiary nor affect any right which the Corporation, the Bank, a Parent or Subsidiary may have to terminate the employment of such employee.

        9. Withholding. As a condition to the issuance of shares pursuant to any exercise of this Option, the Participant authorizes the Corporation or the Bank to withhold in accordance with applicable law from any cash compensation payable to him any taxes required to be withheld by the Corporation or the Bank under federal, state or local law as a result of such exercise; provided, however, if at the time of such exercise no such compensation remains payable, the Participant agrees to remit the amount of any such required withholding, if any, to the Corporation or the Bank.

        10. Legal Restriction. This Option may not be exercised if the issuance of shares pursuant to such exercise would constitute a violation of any applicable federal or state securities or other law or regulation. The person exercising the Option, as a condition to such exercise, shall represent to the Corporation that the shares acquired thereby are being acquired for investment and not with a present view to distribution or resale, unless counsel for the Corporation is then of the opinion that such representation is not required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency.

        11. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Participant and his heirs, and shall be binding upon the Corporation and the Bank and their successors and assigns.

        12. Incorporation of Plan. This Agreement is made pursuant to and is subject to the terms and conditions of the Plan, which terms and conditions are hereby incorporated by reference herein.

        13. Amendment. This Agreement may be amended by the Corporation at any time (i) if the Corporation determines, in its sole discretion, that amendment is necessary or advisable in light or any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the date of this Agreement and by its terms applies to that Agreement; or (ii) other than in the circumstances described in clause (i), with the consent of the Grantee.

        14. Governing Law. This Agreement shall be governed by Mississippi law, except to the extent preempted by federal law, which shall to that extent govern.

        IN WITNESS WHEREOF, the Corporation and the Bank, by their authorized representative, and the Participant do hereby affix their signatures on the date first written above.


ATTEST:                                  MERCHANTS CAPITAL CORPORATION

                                         By:
-----------------------------------         ----------------------------------
                                         Printed Name:
                                                      ------------------------
                                         Title:
                                               -------------------------------



                                         BANK:


                                         MERCHANTS BANK

                                         By:
                                            ----------------------------------
                                         Printed Name:
                                                      ------------------------
                                         Title:
                                               -------------------------------



                                         EXECUTIVE:


                                         -------------------------------------
                                         Joel H. Horton

                            PROXY FOR ANNUAL MEETING
             MERCHANTS CAPITAL CORPORATION, VICKSBURG, MISSISSIPPI
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder of MERCHANTS CAPITAL CORPORATION, VICKSBURG, MISSISSIPPI, does hereby nominate, constitute, and appoint James E. Blackburn, Jr., and Ernest G. Thomas as proxies or either one of them (with full power of substitution), and hereby authorizes them to represent and vote, as designated below, all the shares of Merchants Capital Corporation held of record as of February 28, 1997, by the undersigned, at the annual meeting of its shareholders to be held in the Board Room of Merchants Bank, third floor of the main office, 820 South Street, Vicksburg, Mississippi, on April 15, 1997, at 4:30 P.M., or any adjournments thereof, with all the powers the undersigned would possess if personally present, as follows:

1.      Fixing the number of directors to be elected at 15.

        FOR _________           AGAINST __________       ABSTAIN ___________


2.      The election of the following 15 persons as directors
        (INSTRUCTION: AUTHORITY TO VOTE FOR ANY NOMINEE MAY BE
        WITHHELD BY LINING THROUGH OR OTHERWISE STRIKING OUT THE
        NAME OF ANY NOMINEE).

        FOR all nominees                    AGAINST all
        except as indicated ________        nominees __________


James E. Blackburn, Jr.                 Robert P. McConnell
Rodney E. Bounds                        Fred G. Peyton
Michael J. Chaney                       Robert E. Pickett
Howell N. Gage                          Landman Teller, Jr.
W.B. Hopson, Jr.                        Ernest G. Thomas
Joel H. Horton                          James R. Wilkerson, Jr.
C. Hays Latham                          Robert C. Wilkerson III
Martin S. Lewis

3.      To approve the adoption of the Incentive Stock Option
        Plan of 1997 reserving for issuance pursuant to stock options 25,000 shares of Common Stock of the Corporation
        (representing 3.53% of the issued shares as of December 31, 1996)

        FOR ________        AGAINST ________       ABSTAIN ________


4. In their discretion, proxies are authorized to vote upon such other business as may be properly brought before the meeting or any adjournments thereof.

        FOR ________        AGAINST ________       ABSTAIN _________



         This Proxy, when properly executed, will be voted in accordance with the specific indications above. IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY WILL BE VOTED "FOR" ITEM 1; THE NOMINEES LISTED IN ITEM 2; ITEM 3; AND ITEM 4. If any other matters shall properly come before the meeting, it is the intention of the persons named as proxy holders to vote on such matters in accordance with their judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

DATE:
      ------------------------                 ---------------------------------
                                               Signature of Shareholder


                                               ---------------------------------
                                               Signature of Shareholder


When signing as attorney, executor, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


            IF YOU PLAN TO ATTEND THE MEETING, PLEASE PLACE A
            CHECK MARK HERE _____. WHETHER OR NOT YOU PLAN TO
            ATTEND, PLEASE SIGN AND RETURN THIS PROXY AT ONCE IN
            THE POSTAGE PAID ENVELOPE PROVIDED.